UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

BLVD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	45-5512933
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3500 West Olive Avenue, 3rd Floor, Burbank, California	91505
(Address of principal executive offices)	(Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Common Stock	OTCQB

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.

Securities Act registration statement file number to which this form relates: 333-183370 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

_________________________________________________________

(Title of class)

__________________________________________________________________

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The Description of Registrant’s Securities to be Registered can be found in the Form S-1/A, filed on January 3, 2013 and incorporated herein by reference.

Item 2. Exhibits.

List below all exhibits filed as a part of the registration statement: N/A

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) BLVD Holdings, Inc.

Date February 1, 2013

By /s/ M. Ann Courtney

       M. Ann Courtney, President, Treasurer, Secretary and Director